                       SCHEDULE 14C INFORMATION STATEMENT

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

                           [X] Filed by the Registrant
                 [ ] Filed by a Party other than the Registrant
                           Check the appropriate box:
                      [X] Preliminary Information Statement
       [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                      [ ] Definitive Information Statement

                                  MIGAMI, INC.
                                  ------------
                        (FORMERLY KLEENAIR SYSTEMS, INC.)
                        Commission File Number: 033-03362-D

Payment of Filing Fee (Check the appropriate box):
[ ] No fee required

[x] Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 011.

     (1) Title of each class of securities to which investment applies:
         Common stock

     (2) Aggregate number of securities to which investment applies:
         ____________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011: (set forth the amount on which the filing fee is calculated and state how it was determined): Pursuant to Rule 457(f)(2), the filing fee is based on the transaction value of US$304,630, which is the book value of the target as of October 31, 2005 which is anticipated to be acquired by means of a Asset Purchase, times the fee rate multiplier. Pursuant to Section 14(g) of the Exchange Act, the fee was determined by multiplying the aggregate value of the transaction by 0.0001267.

     (4) Proposed Migami, Inc., aggregate value of transaction: $_______ (based as reported on _______).

     (5) Total fee paid: $38.60

Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                                  Migami, Inc.
                        (formerly KleenAir Systems, Inc.)
                        27121 Aliso Creek Rd., Suite 120
                          Aliso Viejo, California 92656


NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY SHAREHOLDERS

DEAR SHAREHOLDERS:

We are writing to advise you that Migami, Inc. (formerly KleenAir Systems, Inc.), a Nevada corporation, has entered into Asset Purchase Agreement ("Asset Purchase Agreement") with Innovay, Inc. ("Innovay"), a privately held California corporation based in Los Angeles, California and its shareholders, to acquire all of the assets and liabilities of Innovay in exchange for our restricted common shares. After the acquisition is concluded, Innovay will hold a majority of our issued and outstanding stock and we will continue to operate under the corporate name of "Migami, Inc."

Pursuant to the terms of the Asset Purchase Agreement, we have also affected a reverse split of our issued and outstanding common stock on a 5 to 1 basis, a change of our name to Migami, Inc., and an increase of the number of our authorized shares to 200,000,000. The Asset Purchase Agreement will also result in a change of our business since we intend to become involved in the business of licensing American and European cosmetic and pharmaceutical products in Asia.

The increase in the number of our authorized shares and name change was effective on, or about, February 9, 2006, when we amended our Articles of Incorporation by filing a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State. The reverse split was effective as of March 2, 2006. However, the asset purchase will not become effective until 20 days after this 14C Information Statement is mailed to you.

The Asset Purchase Agreement was entered into on December 22, 2005, after the unanimous approval by written consent of our Board of Directors, effective December 19, 2005. Our Board of Directors also approved the reverse split, the name change, and the increase in the number of our authorized shares of common stock to 200,000,000 shares in the same written consent. In addition, shareholders holding 64.6% of our issued and outstanding shares also approved the Asset Purchase Agreement, the reverse split, the name change, and the increase in the number of our authorized common shares by written consent in lieu of a meeting effective on December 19, 2005, in accordance with the requirements of Section 78.320 of the Nevada Revised Statutes. The consent of shareholders holding 64.6% of our issued and outstanding stock was obtained by our Management by approaching several of our largest shareholders, describing the potential asset purchase to them, and obtaining their consent in writing. Each of the shareholders approached consented to the transaction.

One purpose in affecting the reverse split, increasing the number of authorized common shares, and changing our name to "Migami" was to allow us to comply with the terms of the Asset Purchase Agreement we entered into with Innovay. Additionally, our purpose in affecting the reverse split and the increase in the number of our authorized shares was to provide us with additional corporate flexibility to raise capital and to attract other corporate opportunities in the event that the Innovay asset acquisition is not successfully completed. Our purpose in entering into the Asset Purchase Agreement is to facilitate the acquisition of the assets of Innovay since we believe that the acquisition of the assets of Innovay will increase our profitability to our stockholders.

As a part of the proposed transaction, all of our current assets and liabilities are being transferred to KleenAir Systems of North America, Inc., our newly formed wholly owned subsidiary. An Option to purchase that subsidiary, with all of our current assets and liabilities, is being granted to Pollution Control, Ltd., a Bahamian corporation ("PCL"), which is beneficially owned by Lionel Simons, for a total of $1,800,000. It is the intent of the parties that the Option will be exercised at the closing of the Asset Purchase Agreement. The purpose of the formation of the subsidiary is to sell our current assets to PCL under the terms of the Option Agreement.

No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being mailed to you on, or about, May 22, 2006.

The brief description of the transaction contained in this letter constitutes only a brief summary of the transaction and it is not intended to be complete. The attached Schedule 14C Information Statement, and the accompanying Exhibits, describes in greater detail numerous aspects of the transaction, which are material to our shareholders and the attached Information Statement should be read in its entirety by our shareholders. This letter is qualified in its entirety by reference to the Information Statement and the Exhibits attached to the Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. COMPLETION OF THE ASSET PURCHASE TRANSACTION WILL RESULT IN A CHANGE IN CONTROL OF US IN THAT INNOVAY WILL OWN A MAJORITY OF OUR ISSUED AND OUTSTANDING STOCK AND AN ASSUMPTION OF INNOVAY'S ASSETS, LIABILITIES AND OPERATIONS BY US.

PLEASE NOTE THAT OUR STOCKHOLDERS HOLDING 64.6% OF OUR STOCK HAVE VOTED TO APPROVE THE ASSET PURCHASE, THE INCREASE IN AUTHORIZED COMMON STOCK, REVERSE SPLIT, AND THE NAME CHANGE. THE NUMBER OF VOTES HELD BY OUR STOCKHOLDERS HOLDING 64.6% OF OUR STOCK ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS WHICH REQUIRE SHAREHOLDER APPROVAL AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE TRANSACTIONS.

PLEASE NOTE THAT ALL OF OUR SHAREHOLDERS WHO DID NOT VOTE TO APPROVE THE ASSET PURCHASE AGREEMENT HAVE CERTAIN DISSENTERS' RIGHTS WHICH ARE EXPLAINED IN DETAIL IN THE ATTACHED SCHEDULE 14C INFORMATION STATEMENT.

By order of the Board of Directors,




------------------------------
Lionel Simons, President
Aliso Viejo, California

                                  MIGAMI, INC.
                        (formerly KLEENAIR SYSTEMS, INC.)
                        27121 ALISO CREEK RD., SUITE 120
                          ALISO VIEJO, CALIFORNIA 92656
                              a Nevada corporation

                         INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                    MAJORITY IN INTEREST OF OUR SHAREHOLDERS


We are furnishing this Schedule 14C Information Statement to you to provide you with information and a description of an action taken by written consent of our majority shareholders on December 19, 2005, in accordance with the provisions of
Section 78320 of the Nevada Revised Statutes. This action was taken by Lionel Simons, Lester Berriman, David L. Kahn, Jubilee Investment Trust, PLC, John M. Zabsky, Peter Newell, and Langley Park Investment Trust, PLC., shareholders who own in excess of the required majority of our issued and outstanding common stock necessary for the adoption of certain of the actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about May 22, 2006, to shareholders of record on December 19, 2005. The Information Statement is being delivered only for the purpose of informing you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS IS NOT A SOLICITATION FOR A PROXY.

PLEASE NOTE THAT STOCKHOLDERS HOLDING 64.6% OF OUR STOCK HAVE VOTED TO APPROVE THE ASSET PURCHASE, INCREASE IN AUTHORIZED COMMON STOCK, THE REVERSE SPLIT AND THE NAME CHANGE. THE NUMBER OF VOTES HELD BY THE APPROVING STOCKHOLDERS IS SUFFICIENT TO SATISFY ANY STOCKHOLDER VOTE REQUIREMENT FOR THE ASSET PURCHASE TO BE MADE ON THE STATED TERMS, THE INCREASE IN AUTHORIZED COMMON STOCK, THE REVERSE SPLIT, AND THE NAME CHANGE AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

                               DISSENTERS' RIGHTS

AS OUR SHAREHOLDER, YOU HAVE DISSENTERS' RIGHTS IN CONNECTION WITH THE TRANSACTION DESCRIBED IN THIS 14C INFORMATION STATEMENT. IF YOU ELECT TO DO SO, YOU HAVE THE RIGHT TO DISSENT FROM THIS ASSET PURCHASE AND TO OBTAIN CASH PAYMENT FOR THE "FAIR VALUE" OF YOUR SHARES IN US, AS DETERMINED IN ACCORDANCE WITH THE NEVADA REVISED STATUTES. HOWEVER, YOU MUST MAKE YOUR ELECTION WITHIN TWENTY DAYS OF THE DATE THAT THIS 14C INFORMATION STATEMENT IS MAILED TO YOU OR YOU WILL LOSE YOUR RIGHT TO ELECT TO EXERCISE YOUR DISSENTERS' RIGHTS. FOR A MORE COMPLETE DESCRIPTION OF YOUR DISSENTERS" RIGHTS, PLEASE SEE THE FINAL SECTION OF THIS 14C INFORMATION STATEMENT, WHICH IS ENTITLED "DISSENTERS RIGHTS."

                                     GENERAL

On December 19, 2005, our Board of Directors unanimously approved, subject to shareholder approval, our entry into the Asset Purchase Agreement with Innovay, Inc., a California corporation ("Innovay"), and the Board of Directors unanimously approved an amendment to our Articles of Incorporation to change our corporate name to "Migami, Inc." and the Board also authorized an increase in the number of authorized shares of our common stock to 200,000,000 shares and a 5 to 1 reverse split of our issued and outstanding common stock at that time. On December 19, 2005, Lionel Simons, Lester Berriman, David L. Kahn, John M. Zabsky, Peter Newell, Jubilee Investment Trust, PLC, and Langley Park Investment Trust, PLC, shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the Agreement, the increase in authorized common stock, the reverse split, and the name change. They also approved the increase in the number of our authorized shares and the reverse split. The full text of the Asset Purchase Agreement is attached hereto as Exhibit "A" and the full text of the Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit "B."

On February 9, 2006, we amended our Articles of Incorporation to change the corporate name to Migami, Inc., and to increase the number of our authorized shares to 200,000,000. On March 2, 2006, we affected a reverse split of our issued and outstanding shares on a 5 to 1 basis. However, our acquisition of Innovay's assets as described herein will not be affected until 20 days after this Schedule 14-C Information Statement has been mailed to our Shareholders.

                               SUMMARY TERM SHEET

The following bullets constitute the most material terms of the proposed acquisition in a summery format, as follows:

         o We will acquire all of the assets and liabilities of Innovay, Inc. These assets include licensing rights for certain drugs and certain drug delivery systems in parts of Asia, various cosmetic formulations which are being marketed in Asia, and certain limited capital.
         o We will acquire Innovay's assets and liabilities in exchange for approximately 60% of our issued and outstanding stock. If we achieve certain positive milestones over the next year, Innovay, Inc., will receive additional shares of our common stock. In the event that such milestones are achieved, Innovay will hold approximately 85% of our issued and outstanding stock.
         o As a result of the asset purchase, we will undergo a change of control. Innovay will hold a majority of our issued and outstanding stock and it will control us. Innovay will appoint a new Board of Directors and the new Board of Directors will appoint new officers. John Park and Marty Goldrod will serve as our new officers and 2 of our new directors. Lionel Simons and Lester Berriman will resign all of the positions that they now hold with us.
         o We have formed a new wholly-owned Nevada subsidiary corporation. The name of our new subsidiary is KleenAir Systems of North America, Inc. All of our current assets and liabilities will be transferred to that subsidiary.
         o We have entered into an Option Agreement with Pollution Control, Ltd., to purchase KleenAir Systems of North America, Inc., along with all of our current assets and liabilities. The option price is $1,800,000, payable over 5 years. The Option will be exercised at the closing of the Innovay Asset Purchase Agreement. Once the Option is exercised, we will have none of our current assets and liabilities. Pollution Control, Ltd., is one of our shareholders and is owned by Lionel Simons, our current president.
         o After the closing, we will no longer be in our current business. We will be in the business of licensing and marketing drugs, drug delivery systems, and cosmetics in Asia.

         o You will have the right to dissent from this asset purchase and to obtain cash payment for the "fair value" of your shares in us, as determined in accordance with the Nevada revised statutes. However, you must make your election within twenty days of the date that this 14C information statement is mailed to you or you will lose your right to elect to exercise your dissenters' rights.

                            PURPOSE OF ASSET PURCHASE

Our Board of Directors believes it is desirable to enter into the Asset Purchase Agreement with Innovay, Inc., a privately held California corporation in order to acquire the assets of Innovay. Our Board of Directors believes that the acquisition of the assets of Innovay and our operation of Innovay's business will increase our profitability and our value to our shareholders. Our Board of Directors formed this belief on the bases that:

1. Innovay, Inc., currently has two licenses in place, which appear to have substantial value.

2. One of Innovay's licenses is from ZenGen, Inc. ZenGen has developed several peptide molecules related to alpha-melanocyte-stimulating hormone to treat infection and inflammation associated with a variety of diseases and conditions. ZenGen is currently finishing United States Federal Drug Administration phase two clinical tests on its product. One of the commercial uses will be in the treatment of vaginitis, a common female bacterial problem. Innovay has the exclusive right to market such products in China, Japan, and Korea. Innovay is negotiating with pharmaceutical companies in China, Japan and Korea to market this product. A sublicensing fee from distributors in those countries would generate immediate cash flow. Innovay will also manufacture this product for sale to its distributors in those countries which should also generate revenue.

3. One of Innovay's licenses is with InnoZen, Inc. InnoZen has developed a drug delivery system through the use of edible thin film strips containing active drug ingredients, including Suppress(R) Cough Strips. The future development of products using this delivery system is large. Research is being conducted in the development and formulation of thin films for all types of medicinal treatments. These applications encompass allergies, pain, cough+cold, insomnia, intestinal disorders, electrolyte replacement, motion sickness, sexual and animal health. Innovay has obtained a license for these products for China, Japan, and Korea.

4. Innovay has several cosmetic formulations which it is marketing in Asia. It has successfully made sales of its wrinkle cream in Asia.

5. The potential for distributing a vast array of pharmaceutical and cosmetic products in China, Japan, and Korea should increase our profitability and value to shareholders. This is especially true in view of our historic inability to generate any meaningful revenue from our current business operations.

6. We have been unable to successfully complete our current business plan or to raise adequate capital to proceed with our current business plan.

7. The sale of our current unsuccessful business operations will generate $1,800,000 in revenue for our new business.

             PROCEDURE FOR APPROVAL OF ASSET PURCHASE; VOTE REQUIRED

Because many of the corporate actions required by the Asset Purchase Agreement require approval by a majority of our shareholders, a shareholder vote is required by the Nevada Revised Statutes. However, the Nevada Revised Statutes provide that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a written consent, setting forth the action so taken, is signed by the holders of a majority of the issued and outstanding shares entitled to vote.

On December 19, 2005, the record date for determination of the shareholders entitled to receive this Information Statement, there were 63,369,376 shares of common stock issued and outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the asset purchase and the name change. Our Board, by its unanimous written consent, adopted resolutions approving the Asset Purchase Agreement and the filing of the Certificate of Amendment to our Articles of Incorporation to complete the transaction. By written consent, dated December 19, 2005, seven shareholders, who, in the aggregate, own 40,940,371 shares of our common stock, or 64.6% of the issued and outstanding shares of our common stock, approved the Asset Purchase, and the related corporate actions. The seven shareholders were Lionel Simons, Lester Berriman, David L. Kahn, John M. Zabsky, Peter Newell, Jubilee Investment Trust PLC, Pollution Control, Ltd., and Langley Park Investment Trust, PLC.

Pollution Control, Ltd., is a Bahamian corporation, beneficially owned by Lionel Simons ("PCL"). Jubilee Investment Trust PLC and Langley Park Investment Trust PLC are British public companies trading on the London Exchange. Both are our shareholders. No current officer, director, or control person of Innovay or of us owns any shares in either Jubilee Investment Trust PLC or Langley Park Investment Trust PLC.

                        EFFECTIVE DATE OF ASSET PURCHASE

The terms of the Asset Purchase will be given effect twenty days after this Information Statement is first mailed to our shareholders.

     PURPOSE OF CHANGE IN NAME OF THE CORPORATION AND INCREASE IN AUTHORIZED
                                  COMMON STOCK

Our Board of Directors believes it is desirable to change the name of the Company to "Migami, Inc.," to comply with the terms of the Asset Purchase Agreement. Our purpose in changing our name reflects the change of business to the pharmaceutical and cosmetics business. We believe that this change to our Articles enables us to complete the acquisition of Innovay's assets which should increase our profitability and the total value of the corporation to our shareholders. However, there can be no guarantee that the asset purchase will have that result.

Our purpose in increasing the number of our authorized shares is to use our stock for the acquisition of assets in various transactions, including the Innovay transaction described herein, and to use our shares to raise capital through the sale of our stock. However, at the current time, the only acquisition being considered is the acquisition of the Innovay assets as described in this 14C Information Statement and there is no current plan to raise additional capital through the sale of our stock.

The increase in the number of our authorized shares of common stock is not intended to be an anti-takeover measure. There are no plans to adopt any anti-takeover measures and we do not believe that we have any anti-takeover measures in place. Thus, we do not believe that the increase in the number of authorized shares will have any effect on our shareholders from an anti-takeover perspective.

The increase in the number of authorized shares is not necessary to complete the Innovay acquisition since there will be more than adequate shares to do so after the reverse split. The increase in authorized shares is being done at this time since our Articles are being amended to affect our name change and other amendments to our Articles can be made at the same time. This amendment to our Articles was unanimously approved by our Board of Directors.

As of December 19, 2005, there were 63,369,376 shares of our stock issued and outstanding and there are 100,000,000 shares authorized. There were no shares reserved for issuance under stock plans, warrants, contractual commitments, or other arrangements.

After the increase of the number of authorized shares, there were 63,369,376 shares of our stock issued and outstanding and there will be 200,000,000 shares authorized. There were no shares reserved for issuance under stock plans, warrants, contractual commitments, or other arrangements.

There are currently approximately 12,673,875 shares of our stock issued and outstanding, depending upon the number of fractional shares, and there are 200,000,000 shares authorized. There are no shares reserved for issuance under stock plans, warrants, contractual commitments, or other arrangements.

After the closing of the Innovay transaction, there will be approximately 31,658,851 shares of our stock issued and outstanding, depending upon the number of fractional shares, and there will be 200,000,000 shares authorized. There will be no shares reserved for issuance under stock plans, warrants, contractual commitments, or other arrangements. When, and if, Innovay reaches certain milestones in the Asset Purchase Agreement, we will issue an additional 52,733,266 shares to Innovay. Assuming that no other shares are issued in the interim, there will be approximately 84,392,117 shares of our stock issued and outstanding, depending upon the number of fractional shares, and there will be 200,000,000 shares authorized.

  PROCEDURE FOR APPROVAL OF INCREASE IN AUTHORIZED COMMON STOCK AND NAME CHANGE

The action to change our corporate name requires amending our Articles of Incorporation. The Nevada Revised Statutes require that in order for us to amend our Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the issued and outstanding shares entitled to vote. The Nevada Revised Statutes also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a written consent, setting forth the action so taken, shall be signed by the holders of a majority of the issued and outstanding shares entitled to vote. On December 19, 2005, this name change and increase in the number of authorized shares was approved by the written consent of our shareholders owning 64.6% of our issued and outstanding stock and no other shareholder action is required. The name change and increase in the number of authorized shares was affected on February 9, 2006.

                PURPOSE OF CHANGE IN EFFECTING THE REVERSE SPLIT

Our Board of Directors believes it is desirable to effect a 5 to 1 reverse split of our common stock, of which we currently have 63,369,376 shares issued and outstanding, resulting in approximately 12,673,875 shares issued and outstanding. The terms of the Asset Purchase Agreement also require that we issue 18,983,976 shares to Innovay such that Innovay becomes an approximate 60% holder of our issued and outstanding common stock. The Asset Purchase Agreement further provides that an additional 52,733,266 shares of our restricted common stock (post-split) upon the occurrence of the following milestones within one year of the closing of the Asset Purchase Agreement:

         (a) Sale of distribution rights for ZenGen and InnoZen products in China, Korea, and/or Japan for $2,000,000 (US). The written agreement shall provide for the payment of $2,000,000 over the initial six (6) months of the Agreement and royalties on actual sale of products. Such sale must be to a bona fide licensee; and

         (b) Sale of distribution rights for existing Innovay cosmetic products in China, Korea, and/or Japan for $1,000,000 (US). The written agreement shall provide for the payment of $1,000,000 over the initial six (6) months of the Agreement and royalties on actual sale of products. Such sale must be to a bona fide licensee.

At the time that the above two milestones are achieved, Innovay shall hold 71,718,242 which will be equivalent to approximately 85% of our issued and outstanding shares. The purpose of the milestones is to require that Innovay provide additional value to us through the foregoing two sales of distribution rights before the additional shares are issued to Innovay. If the sales are not completed within the one year period, the additional shares will not be issued to Innovay.

We believe that the asset purchase will enable us to complete the acquisition of Innovay's assets which should increase our profitability and the total value of the corporation to our shareholders. However, there can be no guarantee that the asset purchase will have that result.

 PROCEDURE FOR APPROVAL OF THE REVERSE SPLIT; SHAREHOLDER APPROVAL NOT REQUIRED

In order to affect a reverse split of our outstanding common stock, the approval of a majority of the holders of our common stock is not required. On December 19, 2005, this reverse split was approved by the Board of Directors. It was also approved by the written consent of our shareholders owning 64.6% of our issued and outstanding stock and no other shareholder action is required.

As a result of the reverse split of the common stock, some of our shareholders will hold a fraction of a share in our stock. This is known as a "fractional share." Fractional shares of .51 or more shall be rounded up to a full share and fractional shares of less than .51 shares shall be rounded down to no shares. In order to determine how this will affect your share holding, divide the number of shares which you hold and then round any fractional share off as set forth above. The REVERSE split was effective on March 2, 2006. It did not require an amendment of our Articles of Incorporation.


           FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This summary does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decision and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect, and assumes that the newly issued common stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code.

         o The reverse stock split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.
         o No gain or loss will be recognized by the Company in connection with the reverse stock split.
         o No gain or loss will be recognized by a shareholder who exchanges all of his shares of current common stock solely for shares of post-reverse split common stock.
         o The aggregate basis of the shares of post-reverse split common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will be the same as the aggregate basis of the shares of current common stock surrendered in exchange therefore.
         o The holding period of the shares of post-reverse split common stock to be received in the reverse stock split (including any whole shares received in lieu of fractional shares) will include the holding period of the shares of current common stock surrendered in exchange therefor.

With respect to fractional shares being rounded off, there is no recognizable gain or loss for federal income tax purposes. However, your basis in the remaining shares will increase to the amount which you paid for all of your shares divided by the number of shares which you hold after the reverse.

However, tax consequences may be complex and vary from individual to individual. Thus, there can be no assurance that the above tax consequences will be applicable to any individual shareholder. Therefore, current holders of our common stock are advised to consult with their own tax advisers regarding the federal income consequences of the proposed reverse stock split in light of their personal circumstances and the consequences under, state, local and foreign tax laws.

                              SHAREHOLDER APPROVAL

On December 19, 2005, the record date for determination of the shareholders entitled to receive this Information Statement, there were 63,369,376 shares of common stock issued and outstanding. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. Thus, we needed the affirmative vote of at least a majority of the issued and outstanding shares of our common stock, or 31,658,851 shares to approve the asset purchase from Innovay and the name change to Migami, Inc. By Written Consent, dated affective December 19, 2005, seven shareholders, owning 40,940,371 shares, or approximately 64.6% of the issued and outstanding shares of our common stock, approved various corporate actions, including approval of the Asset Purchase Agreement, amending our Articles of Incorporation to change our name, and increase our authorized common stock.

Thereafter, our Board, by its unanimous written consent, adopted a resolution approving an amendment to our Articles of Incorporation to effect the name change and to increase our authorized shares of common stock and the reverse split. Our Board also approved the Asset Purchase Agreement in the same written consent.

                           EFFECTIVE DATE OF AMENDMENT

The amendment to our Articles of Incorporation became effective upon the filing with the Nevada Secretary of State of a Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit "B." The Certificate of Amendment was filed on, or about, February 9, 2006.


            EFFECT ON CERTIFICATES EVIDENCING SHARES OF MIGAMI, INC.
                    (FORMERLY KLEENAIR SYSTEMS, INC.), STOCK

The changes described herein to the shares of common stock of Migami, Inc. will be reflected in its stock records by book-entry in Migami, Inc.'s records. For those shareholders that hold physical certificates whether in the name of Migami, Inc., or KleenAir Systems, Inc., please do not destroy your common stock certificates or send them to Migami, Inc. Subject to the rounding process for fractional shares, those certificates will remain valid for one-fifth of the number of shares shown on the certificate, as a result of the reverse split. Therefore, you should carefully preserve your existing certificates.

                               DISSENTERS' RIGHTS

Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares. Additionally, Section 78.3793 of the Nevada Revised Statutes expressly provides that upon a change in the control of the corporation as will occur under the asset purchase agreement, any stockholder other than the acquiring stockholder and other than any stockholder voting for the corporate action giving rise to the change in control shall have dissenter's rights and may obtain payment of the fair value of his shares in accordance with the terms of the Statute. The Nevada Revised Statutes does not provide for dissenters' right of appraisal in connection with the name change, increase in authorized common stock, or the reverse split. A copy of the relevant sections of the Nevada Revised Statutes is attached hereto as Exhibit "C."

            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set forth below, no director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Asset Purchase, the reverse split or the name change which is not shared by all other shareholders of the Company.

Pollution Control, Ltd. ("PCL"), which is one of our shareholders that executed the Written Consent, will obtain an Option to Purchase our existing assets and liabilities for $1,800,000. Mr. Simons is a majority shareholder in PCL. The Option will be exercised at the closing. A copy of the Option is attached to the Asset Purchase Agreement (Exhibit "A" to this Information Statement) as Exhibit "7" to the Asset Purchase Agreement.

The option was given to PCL because it appeared to be the best way to obtain value for us from our current assets. We had been trying for almost ten years to generate revenue from our assets and to raise funds for the further development of our technology. We have been unsuccessful in doing so. The incoming management intends to concentrate on a different unrelated business and to expend all of its time and funds on developing that business. Therefore, there will be no resources available to attempt to develop our current business. By selling our current assets to PCL, we will receive $1,800,000 from PCL over 5 years after the Option is exercised. We developed the option exercise price based upon our market cap. We multiplied the public share price of $.03 per share by the approximate 60,000,000 shares of stock which were issued and outstanding at the time, which came to $1,800,000. Furthermore, the funds received from the exercise of the option can be used to develop our new business. We believe that receiving $1,800,000 is preferable to retaining assets for which we will have no use.

PCL has also been retained to provide consulting services to us with respect to our historical operations, changes required by reason of the Asset Purchase and our business in China and the United Kingdom after the closing, and various other matters, including the management and acquisition of assets by the Company and Company operations in China and the United Kingdom. The services are to be provided by Lionel Simons personally to the extent practicable. The term is for 2 years and PCL is to be paid 750,000 of our restricted shares per year. The Consulting Agreement does not go into effect until our Innovay acquisition occurs and if the acquisition does not occur, the agreement is null and void.

It should be noted that Mr. Simons and Mr. Les Berriman are, and were at all times relevant hereto, the sole directors and officers of Migami, Inc. (previously KleenAir Systems, Inc.). Therefore, all evaluations of the proposed transaction were made by them and all required Board action was voted on and approved by them.

John Holt Smith, Esq., has acted as our counsel on specific projects during the past 10 years. In consultation with Mr. Simons, Mr. Smith learned of our difficulties in raising capital in the United States, Mr. Simons' concerns relating to being able to continue operating, and of Mr. Simons' concerns relating to generating value for our shareholders. Mr. Smith was aware of the opportunity to acquire the business of Innovay, Inc. and introduced Mr. Simons to Mr. John Park. Thereafter, Mr. Simons and Mr. Park met and agreed between themselves to the basic terms of the transaction. Mr. Simons' principal concern was to enhance shareholder value in the acquisition rather than ceasing to do business in the United States. Mr. Smith played no role in the evaluation of Innovay on our behalf. Mr. Smith prepared initial drafts of the Asset Purchase Agreement, Option Agreement and related documents incorporating the terms agreed to by Mr. Simon and Mr. Park. Mr. Smith arranged for the filing of our initial 14C Information Statement in September, 2005. Mr. Smith also brought in Ellen Batzel, Esq., a tax attorney, to assist with the structuring of the transaction. Shortly thereafter, the September, 2005, 14C Information Statement was withdrawn.

Thereafter, Mr. Smith became concerned that Mr. Park was not adequately represented by counsel and suggested to Mr. Simons that we obtain a separate counsel to prepare the Schedule 14C Information Statement. We engaged Lawrence
I. Washor, Esq., an attorney who had also represented us on various matters in the past. Thereafter, Mr. Smith only represented Innovay, Inc. The parties thereafter met several times in order to reconfirm the purchase price for our purchase of Innovay's assets, renegotiated the terms of the asset purchase agreement, the option agreement, and the consulting agreement and the timetable for closing. During the subsequent negotiations and thereafter, Mr. Smith played no part in advising us in connection with the transaction.

John Holt Smith, Esq., is a shareholder in Innovay, Inc., and serves as counsel to Innovay on a regular basis.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of December 19, 2005, except as noted in the footnotes below, by:

         o Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;
         o    Each of our executive officers; and
         o    Each of our directors.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 19, 2005, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

========================= ============================================== ============================= ================
     TITLE OF CLASS                     NAME AND ADDRESS                      AMOUNT AND NATURE          PERCENT OF
                                       OF BENEFICIAL OWNER                  OF BENEFICIAL OWNER**           CLASS
------------------------- ---------------------------------------------- ----------------------------- ----------------
Common Stock              Lionel Simons                                       11,208,685 shares            17.71%
                          36 Corniche Dr.                                    president, director
                          Dana Point, CA 92629
------------------------- ---------------------------------------------- ----------------------------- ----------------
Common Stock              Lester Berriman                                      2,637,048 shares             4.17%
                          18871 Portofino Dr.
                          Irvine, CA 92715
------------------------- ---------------------------------------------- ----------------------------- ----------------
Common Stock              David L. Kahn                                           4,506,932                 7.12%
                          3150 West Fir Avenue, #127
                          Fresno, California  93711
------------------------- ---------------------------------------------- ----------------------------- ----------------
Common Stock              Jubilee Investment Trust, PLC*
                          1 Great Cumberland Place
                          London WiH7ZL                                       10,026,000 shares            15.84%
------------------------- ---------------------------------------------- ----------------------------- ----------------
Common Stock              Langley Park Investment Trust, PLC*
                          30 Farrington St.
                          London EC4A4HJ                                      10,000,000 shares            15.80%
------------------------- ---------------------------------------------- ----------------------------- ----------------
Common Stock              All  directors and named  executive  officers       13,845,733 shares            21.88%
                          as a group
========================= ============================================== ============================= ================

* These are public companies trading on the London Exchange.

** The share numbers are pre-split shares. To obtain the current number of shares held, you may divide the number by 5. However, you should note that the percentage share ownership did not change.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

                               SUMMARY TERM SHEET

This summary term sheet does not contain all of the information that is important to you. You should carefully read the entire Information Statement and the Exhibits, including the Asset Purchase Agreement.

                                  THE COMPANIES

MIGAMI, INC. (FORMERLY KLEENAIR SYSTEMS, INC.)

Migami, Inc. (formerly KleenAir Systems, Inc.), is a Nevada corporation ("Migami"). We are an Aliso Viejo, California, based development stage company incorporated in Nevada and engaged in the business of developing, testing, and marketing patented technologies to neutralize nitrogen oxide vehicle emissions from gasoline and diesel engines. Since 1995, we have worked towards the completion of the development and testing of the NOxMaster(TM) technology. During this period, we have applied for and obtained various patents in connection with our technology. However, all of our patents were sold in August, 2005, to KleenAir Systems International, PLC (KSIP), London, England in exchange for a cash payment of $180,000 and a royalty of 8% of gross sales for the life of the patents. KSIP is a related party of us since we own approximately 23% of the common stock of KSIP. The purpose of the NOxMaster(TM) is to reduce NOx emissions to a level substantially lower than the minimum requirements of even the most restrictive state - California. The NOxMaster(TM) is a one-of-a-kind device, that can effectively accomplish this task and consists of: 1) an ammonia injector located on the engine exhaust system upstream of the catalytic converter; 2) a tank of minimally pressurized ammonia with solenoid operated valves; 3) tubing, wiring, and an electronic controller that senses engine parameters.

A timing pulse from the engine is used to determine certain parameters that indicate NOx production and to trigger a solenoid causing the injection of gaseous ammonia into the exhaust system upstream of the catalytic converter. The chemical reaction that occurs causes the NOx to be reduced to harmless constituents primarily at the initial mixing and secondarily at the catalytic converter. The ammonia injection is programmed to occur only when the engine is operating at specific load and performance conditions.

In addition to a cost effective reduction of NOx emissions from the exhaust, the NOxMaster(TM) has the potential of aiding the enhancement of engine performance. Controlled reduction of NOx emissions could allow for the re- tuning of the engine for increased efficiency. This would result in increased fuel mileage while continuing to meet the government-set NOx emission standard.

In December, 2005, we entered into an agreement to acquire the assets of Innovay. Innovay specializes in the pharmaceuticals and cosmetics industry with major contracts in Asia. With the contracts and prospects of the Innovay business, our Management believed that the Innovay acquisition could represent a potential improvement .in shareholder value. Additionally, we lacked sufficient capital successfully to develop the NOxMaster(TM) technology and we have been unable to raise adequate capital for the NOxMaster(TM) project. Therefore, our current plan of business is to acquire the Innovay assets and to use the Innovay assets to commence and expand our business in Asia using the Innovay assets.

The principal trading market for our common equity securities is the National Association of Securities Dealers OTC Bulletin Board quotation system. The following are the highs and lows for each quarter for fiscal year ended December 31, 2005 and 2004, respectively. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions, and may not represent actual transactions.

                            2005                               2004

                     High         Low            High             Low
                   ------------ -------------- ---------------- -------------
1st Quarter         $0.14        $0.08          $0.43            $0.20
                   ------------ -------------- ---------------- -------------
2nd Quarter          0.22         0.10           0.39             0.18
                   ------------ -------------- ---------------- -------------
3rd Quarter          0.12         0.06           0.22             0.10
                   ------------ -------------- ---------------- -------------
4th Quarter          0.08         0.03           0.16             0.09
                   ------------ -------------- ---------------- -------------

At December 31, 2005, we had 538 shareholders of record with an additional approximately 73 shareholders registered with firms reporting to the Depository Trust Company.

No dividends have been paid in the last two fiscal years.

The firm of Robert Early & Company, P.C., served as the Company's independent auditors for the year ended December 31, 2003 through the first 9 months of 2005. Robert Early & Company, P.C., resigned due to Mr. Early's decision to cease providing the type of services which he provided to us. There were no disagreements between Mr. Early and us. Thereafter, our Board of Directors appointed Chisholm Bierwolf & Nilson, LLC as our auditors for the balance of 2005.

We have not been involved in any bankruptcy, receivership or similar proceeding. There is no pending or threatened litigation against us.

As a part of the Option Agreement, we have formed KleenAir Systems of North America, Inc., a Nevada corporation ("KSNA"), as our wholly owned subsidiary. All of our current assets and liabilities are being transferred to KSNA and KSNA shall have the exclusive right and ability to operate our current business. Lionel Simons and Les Berriman will serve as the sole officers and directors of KSNA and they shall have the exclusive authority to operate its business. An Option has been granted to Pollution Control, Ltd. ("PCL"), which is beneficially owned by Lionel Simons, to acquire KSNA for $1,800,000 to be paid over the five year period after the exercise of the Option. It is the intention of the parties that the Option will be exercised at the closing. After the exercise of the Option, Mr. Simons and Mr. Berriman will continue to operate that business of KSNA on behalf of PCL. A copy of the Option Agreement is attached as Exhibit 7 to the Asset Purchase Agreement, which is Exhibit "A" to this Statement.

INNOVAY, INC.

Innovay Inc., a California corporation ("Innovay"), is a Los Angeles, California, based company. Innovay's main focus is the purchase of licensing rights from US and European based pharmaceutical and cosmetics companies and the sublicense of these rights to Asian pharmaceutical and cosmetics companies. INNOVAY IS A RELATIVELY NEW COMPANY WITH LIMITED OPERATING HISTORY. IT IS NOT A REPORTING COMPANY AND THERE IS NO PUBLIC MARKET FOR ITS SECURITIES. A more detailed description of Innovay's operations is described in the section entitled "Anticipated Operations Following the Asset Purchase."

The shareholders in Innovay and their respective stock holdings are as follows:

======================= ======================================= ================================== =================
    TITLE OF CLASS                 NAME AND ADDRESS                     AMOUNT AND NATURE          PERCENT OF CLASS
                                 OF BENEFICIAL OWNER                  OF BENEFICIAL OWNER
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Marty Goldrod                                      2,120 shares                   .70%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            John Park                                        132,104 shares                 43.40%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Jay Park                                           4,800 shares                  1.58%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Tehan Oh                                           7,825 shares                  2.57%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Sandy Lang*                                      132,104 shares                 43.40%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Min Shi                                            8,480 shares                  2.79
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Dan Smith                                          8,480 shares                  2.79%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            John Holt Smith**                                  4,258 shares                  1.40%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Kyung S. Kim                                         575 shares                   .19%
----------------------- --------------------------------------- ---------------------------------- -----------------
Common Stock            Jovell USA, Inc.***                                3,333 shares                  1.10%
----------------------- --------------------------------------- ---------------------------------- -----------------
                                                                         304,077 shares                  100%
======================= ======================================= ================================== =================


* Sandy Lang and John Park each own 43.40% of the issued and outstanding shares of Innovay. Together, they own 86.80% of the issued and outstanding shares of Innovay. Since Innovay will own a majority of our issued and outstanding shares, Mr. Lang and Mr. Park acting together will be in a position to control our corporate decisions. Also, in the event that Innovay distributes our shares pro rata to its shareholders (assuming that no further stock is issued), Mr. Lang and Mr. Park will hold more than 73.78% of our issued and outstanding common stock between them. A brief description of Mr. Park's background appears in the portion of this Statement, entitled "Directors and Senior Management of KleenAir Systems Following the Asset Purchase" and a brief description of Mr. Lang's background follows.

Sandy Lang, age 60, has spent the last 3 years as a consultant to various movie industry companies in the areas of obtaining funding for movies, arranging for worldwide distribution, and developing strategies for taking the client company public. From 1998 through 2002, Mr. Lang was the founder and Chief Executive Officer of Interactive Marketing Technology, Inc., which was involved in marketing various products through infomercials. Mr. Lang took the company public. From 1990 through 1997, Mr. Lang was the president of distribution for Epic Films where he was responsible for worldwide distribution of the company's films, syndication of the company's film library, and the development of the company's marketing activities and campaigns. From 1985 through 1990, Mr. Lang was the executive vice president of New World, where he was responsible for all distribution and for syndication of the company's television and film projects. After returning from Vietnam, Mr. Lang started his career in the entertainment industry as an actor and a stuntman.

**John Holt Smith has acted as our legal counsel on certain matters over the past 10 years.

***Jovell USA, Inc, is owned 50% by John Park and 50% by Richard Lee. Thus, they are the beneficial owners of the shares held by Jovell USA, Inc.

The authorized capital stock of Innovay consists of 1,000,000 shares of common stock. The stock has a par value of $.001 per share. 304,077 shares are issued and outstanding as of the date of this Information Statement. There are no outstanding subscriptions for additional shares.

Pursuant to the terms of the Asset Purchase Agreement, we will acquire all of the assets and liabilities of Innovay for issuance of our shares in the transaction. Initially, Innovay will receive 18,984,976 shares (approximately 60% of our issued and outstanding stock). Thereafter, depending on whether certain milestones are achieved by us, after the asset purchase, Innovay may receive an additional 52,733,266 shares which would give it 71,718,242 shares in the aggregate and which would be equivalent to approximately 85% of our issued and outstanding stock. We have changed our name to "Migami, Inc".

                              ASSETS BEING ACQUIRED

1. License and Collaboration Agreement, dated June 15, 2005, between Innovay and ZenGen, Inc., a California corporation, and the Letter Amendments thereto. This Agreement gives Innovay the exclusive right to market pharmaceutical compositions containing certain alpha-melanocyte-stimulating hormone-related peptides synthesized by ZenGen, Inc., in South Korea. Under the Agreement, Innovay is required to pay a royalty of 50% of Net Sales and a license fee of $1,000,000 payable in 4 installments through February 15, 2007. Net Sales is defined as "the gross invoiced amount for the Product sold or otherwise transferred by Innovay, its affiliates or its sublicensees less (a) any trade, cash, or quantity discounts actually allowed, (b) credits or allowances actually granted upon claims, rejections, returns, or retroactive price adjustments, (c) customs, duties, and taxes based on gross sales included in and separately stated on the invoice as adjusted for rebates and refunds (but not including taxes assessed on income)." This license covers COZ002, which is used to treat vaginal infection and inflammation in connection with various diseases and a nasal gel drug delivery technology, which can be used to deliver medication for various applications. A copy of the Agreement is attached as part of Exhibit "2" to the Asset Purchase Agreement which is attached to this Information Statement as Exhibit "A."

On June 15, 2005, the Agreement was amended to include a Nasal Gel Delivery Technology which is known as a Nasal Transmucosal delivery system. The Nasal Transmucosal delivery system consists of a viscous nasal gel, delivering minor amounts of metal or other chemical elements or compositions into the bloodstream through the nasal membrane. This technology is licensed for distribution in South Korea, Australia, China, Japan, Malaysia, New Zealand, the Philippines, and Thailand. This license requires the payment of an additional $2,000,000 in license fees. The remaining terms except for the termination provisions remain the same as under the License and Collaboration Agreement, dated June 15, 2005.

The License terminates on the later of (a) the last to expire of any patent covered by the license or (b) the last to end of any Royalty Period for any Product sold in the territory. The License also expires on the insolvency of either party, 30 days after the appropriate written notice to the other party absent a cure during the 30 day period. However, the notice and cure period for any breach relating to the making of any required payment under the Agreement is 10 days. In the event of any such termination, all license rights revert to ZenGen, all pre-termination obligations of the parties remain in full force and effect, and Innovay shall have 12 months to sell any remaining inventory. However, if Innovay is more than 30 days late in making any license fee installment payment, Innovay will lose its exclusivity on the licensed products and if Innovay is more than 60 days late in making any license fee installment payment, ZenGen may terminate the license.

Innovay is not currently in default under this Agreement.

2. License Agreement, dated July 18, 2005, between Innovay and InnoZen, Inc., a Delaware corporation. This Agreement gives Innovay the exclusive right to market certain proprietary products of InnoZen in China, Japan, and South Korea. The products consist of certain specified pharmaceutical items. Under the Agreement, Innovay is required to pay a royalty of 25% on all revenue actually received from the licensed products less $750,000, the amounts necessary to perform clinical studies as required by any regulatory agency within any country within the Territory, and a license fee of $750,000. This License covers Bi-layer Film Technology which is a drug delivery system permitting the delivery of active drugs through an edible thin film strip. Among the currently available applications are Suppress(R) Cough Strips, a cough suppressant and electrolyte strips, which deliver electrolytes to the body through strip technology. The License also covers Optizen eye drops. Furthermore, Innovay has made certain annual sales volume commitments in each country within its territory. Over a 5 year period, the sales volume commitments expand from $500,000 to $5,000,000 in China, from $500,000 to $4,000,000 in Japan, and from $200,000 to $2,500,000 in
South Korea. A copy of the Agreement is attached as part of Exhibit "2" to the Asset Purchase Agreement which is attached to this Information Statement as Exhibit "A."

The InnoZen license terminates on July 7, 2020. Additionally, either party may terminate the License on 30 days prior written notice in the event that the other is in material breach under the License Agreement. In the event of such termination, all rights under the License revert to Innozen and all obligations of the parties incurred up to the termination date remain in full force and effect. In addition, if Innovay fails to meet its sales volume commitments in any territory in any year, InnoZen may give written notice of any shortfall to Innovay and Innovay shall have 30 days to cure the shortfall. If Innovay fails to cure the shortfall, InnoZen may terminate Innovay's exclusivity within the country in which the shortfall occurred or terminate the license within that country. If Innovay fails to meet its minimum sales commitment in any 2 countries, InnoZen may terminate the License Agreement. If Innovay fails to make any License Fee Payment or any payments for clinical studies as required under the Agreement within 30 days of the date due, InnoZen may, at its sole election, terminate the exclusivity or terminate the License Agreement.

Innovay is not currently in default under this Agreement

3. Proprietary cosmetic formulations used to manufacture Innovay's cosmetic products. The cosmetic products are wrinkle remover, anti-aging skin cream, dark circle remover, which removes dark circles from the eye area, and a skin whitener.

4. $110,000 in accounts receivable from cosmetic distribution in Korea and $44,800 in accounts receivable from cosmetic distribution in Japan. There are additional orders in the amount of $560,000. All of the accounts receivable and orders are for Innovay's wrinkle cream.

5. Approximately $520,000 in marketable securities. These securities are being held in a six month escrow which terminates on July 31, 2006. $500,000 of this amount belongs to the Innovay and the remainder belongs to Sandy Lang. In the event that the market value decreases below $500,000, Mr. Lang must contribute additional securities in order to generate a net value of $500,000. In the event that the securities are sold for more than $500,000, the overage must be returned to Mr. Lang. The purpose of the escrow is to secure the payment of license fees to InnoZen and ZenGen and securities from the escrow may be sold if necessary in order to make license payments to ZenGen or Innozen. The actual amount which will remain in the escrow at closing is unknown. On July 31, 2006, any remaining securities will be distributed to Mr. Lang and Innovay in accordance with the above formula. John Holt Smith, Esq., is the escrow holder and copies of the escrow are in the possession of Innovay, Mr. Lang, and Mr. Smith.

6. A deposit of $15,000 with Spencer Edwards.

7. Office equipment of the approximate value of $1,596.

8. A relatively small amount of operating capital in the approximate amount of $55,000. This amount varies from day to day.

9. Innovay is involved in the development of a time-controlled release oral drug delivery system in China. To the extent that the development of this drug delivery system is completed, it will be acquired by us. However, this system is yet fully developed and there can be no assurance that such development will be successfully completed.

                            LIABILITIES BEING ASSUMED

1. Trade payables of approximately $15,000. This amount varies from time to time.

2. A loan from an Innovay shareholder in the mount of $19,208.

3. $3,456,725 in royalty payments due on the ZenGen and Innozen licenses. These amounts are payable over the next approximately fifteen (15) months. The royalties are paid quarterly and do not bear interest. See the agreements attached to Exhibit "2" to the Asset Purchase Agreement which is Exhibit "A" to this Statement.

4. There is a contingent liability to Mr. Sandy Lang based upon the ultimate sales price of the marketable securities contributed by him. In the event that the securities are sold for more than $500,000, any amount over $500,000 shall be returned to Mr. Lang.

                                TAX CONSEQUENCES

The assets being acquired in this asset purchase should be booked by us at Innovay's acquisition cost which is approximately $300,000. We would have no taxable profit or loss on the transaction. We currently have a large federal loss carry forward in the amount of $8,122,707 stemming from our past historic operating losses. Due to the change in our business, we will not be able to utilize that loss carry forward in the future.

                             PATENTS AND TRADEMARKS.

Innovay does not currently own any patent or trademark.

THE APPROVAL OF THE ASSET PURCHASE AGREEMENT WILL RESULT IN A CHANGE IN CONTROL OVER US IN THAT INNOVAY WILL HOLD A MAJORITY OF OUR ISSUED AND OUTSTANDING SHARES, A CHANGE IN OUR THE MANAGEMENT FROM CURRENT MANAGEMENT TO MANAGEMENT APPOINTED BY INNOVAY, AND THE ASSUMPTION OF INNOVAY'S ASSETS, OPERATIONS, AND LIABILITIES BY US.

                            PREEXISTING RELATIONSHIPS

We did not have any preexisting relationship with Innovay prior to entering into the Asset Purchase Agreement. To the best of our knowledge, other than Min Shi, John Holt Smith, and Dan Smith, none of KleenAir's shareholders hold shares in Innovay and no KleenAir shareholder owns any beneficial interest in Innovay.

                    STRUCTURE OF THE ASSET PURCHASE AGREEMENT

At the closing of the Asset Purchase Agreement:

1. We will acquire all of the assets of Innovay and assume all of its liabilities.

2. In order to acquire Innovay's assets and liabilities, we will issue 18,984,976 shares of our restricted common stock to Innovay in exchange for the assets and liabilities of Innovay. We are acquiring the assets and liabilities only. We are not acquiring the stock of Innovay from its shareholders.

3. Immediately after the closing, our current management will resign and new officers and directors will be appointed at Innovay's direction. Our new management will consist of former Innovay management and will be able to manage our new business which is being acquired from Innovay. However, current management will continue to manage KSNA.

4. At the closing, PCL will exercise its option to acquire KSNA. Therefore, Migami will no longer own KSNA or the assets held by KSNA.

Thereafter, upon the satisfaction of certain specified conditions, we will issue an additional 52,733,266 shares of our common stock to Innovay. This will result in approximately 84,374,266 shares of our common stock being issued and outstanding. Following the conclusion of the initial transactions described herein above, our significant shareholders will be as follows:

======================= =========================================== ================================== ==================
    TITLE OF CLASS                   NAME AND ADDRESS                       AMOUNT AND NATURE          PERCENT OF CLASS
                                   OF BENEFICIAL OWNER                   OF BENEFICIAL OWNER***
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            Innovay, Inc.*                                         71,718,242                     85%
                        3201 Wilshire Boulevard
                        Suite 506
                        Los Angeles, California 90010
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            Lionel Simons
                        36 Corniche Dr.
                        Dana Point, CA 92629                                    2,241,737                    2.66%
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            Jubilee Investment Trust PLC
                        1 Great Cumberland Place
                        London WiH7ZL                                           2,005,200                    2.38%
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            Langley Park Investment
                        Trust PLC
                        30 Farrington St.
                        London EC4A4HJ                                          2,000,000                    2.37%
----------------------- ------------------------------------------- ---------------------------------- ------------------
Common Stock            All directors and named executive                               0                       0%
                        officers as a group**
======================= =========================================== ================================== ==================


* After the closing, we are advised that Innovay intends to distribute our shares to its shareholders, pro rata, in accordance with all applicable securities laws. However, the decision to do so is entirely up to Innovay.

** After the reverse split and the closing, Mr. Simons and Mr. Berriman will hold 2,769,146 shares of our common stock. At the time of the closing, they will no longer be officers or directors of Migami, Inc., or of any of our subsidiaries. At that time, they will hold approximately 8.75% of our issued and outstanding stock. Thus, at the time that the milestones are achieved, they will no longer be officers or directors of Migami, Inc., or any of our subsidiaries although they will hold approximately 3.28% of our issued and outstanding stock. We do not know what portion of the stock issued to Innovay, Inc., if any, will be transferred and held by those persons who will become our new officers and directors.

*** The share numbers are post-split shares.

We are relying on Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Act"), in regard to the shares we anticipate issuing pursuant to the Asset Purchase. We believe this offering qualifies as a "business combination" as defined by Rule 501(d). Reliance on Rule 506 requires that there are no more than 35 non-accredited purchasers of securities from the issuer in an offering under Rule 506 and that the purchasers are acquiring the shares for their own account and not for distribution. .

                  OUR REASONS FOR THE ASSET PURCHASE AGREEMENT

Our board of directors considered various factors in approving the Asset Purchase Agreement, including:

         o    our inability to expand our current level of operations;
         o the business operations and financial resources possessed by Innovay;
         o    Innovay's prospects for the future;
              o the quality and experience of management services available and the depth of Innovay management;
              o    the assets being acquired from Innovay;
              o    our current and historical inability to raise capital;
         o    Innovay's potential for growth or expansion;
         o    Innovay's profit potential; and
         o an anticipated increase in stockholder value as a result of the Asset Purchase.

Our board of directors also considered various factors relating to our current operations, but primarily that we have not been able to manage our existing business and operations to achieve profitability. In considering the Asset Purchase Agreement with Innovay, our board of directors anticipated that this lack of profitability was likely to continue for the foreseeable future.

In reaching our decision, our board also considered various factors that weighed against the transaction, including:

         o    Innovay's lack of operating history;
         o    Innovay's historical lack of profitability;
         o    Innovay's need to raise capital to carry out its business plan;
         o Management's belief in the effectiveness of our current technology;
         o    The large number of our shares required to acquire the assets.

Given those circumstances, our board decided that our best course of action for our shareholders was to enter into, and to conclude, the proposed Asset Purchase Agreement with Innovay. In agreeing to the Asset Purchase, our board of directors hoped that by relinquishing control of us to new management appointed by Innovay and acquiring Innovay's assets and operations, new value would eventually be added to us and to our shareholders. Furthermore, the Board considered that we have been unable historically to develop our existing business and to raise adequate capital under our current business plan. The Board further considered the possibility that we would not be able to continue our operations. After analyzing Innovay's business plan, intellectual property, proposed operations, and managerial resources, the Board concluded that acquiring Innovay provided a reasonable opportunity for us to generate revenue and to obtain a profitable business. Therefore, our Board believes that acquiring Innovay's assets by means of the Asset Purchase Agreement was the best available opportunity to increase the value of our shares for our shareholders since the other available options were to continue operations without adequate capital to develop our current business or to cease our operations. Our board of directors did not request a fairness opinion in connection with the Asset Purchase.

               INNOVAY'S REASONS FOR THE ASSET PURCHASE AGREEMENT

Innovay's board of directors considered various factors in approving the Asset Purchase Agreement, including:

         o    increase market liquidity for Innovay shareholders;
         o the ability to use registered securities to make acquisition of assets or businesses;
         o    increased visibility in the financial community;
         o    enhanced access to the capital markets;
         o    improved transparency of operations; and
         o perceived credibility and enhanced corporate image of being a publicly traded company. Innovay's board decided to proceed with the asset purchase for several reasons. First, being a public company would make it easier to obtain pharmaceutical industry partners in Asia. Second, being a public company would make it easier for Innovay to acquire assets and businesses for stock and make it easier to raise additional capital. Finally, upon exercise of its option, PCL would be obligated to pay $1,800,000 to us.

Innovay's board of directors did not request a fairness opinion in connection with the Asset Purchase.

                                  RISK FACTORS

This information statement contains "forward looking statements" which can be identified by the use of forward-looking words such as "believes", "estimates", "could", "possibly", "probably", "anticipates", "estimates", "projects", "expects", "may" or "should" or other variations or similar words. No assurances can be given that the future results anticipated by the forward-looking statements will be achieved. The following matters constitute cautionary statements identifying important factors with respect to those forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results anticipated by those forward-looking statements. Among the key factors that have a direct bearing on our results of operations are the effects of various governmental regulations, the fluctuation of our direct costs and the costs and effectiveness of our operating strategy. Other factors could also cause actual results to vary materially from the future results anticipated by those forward-looking statements.

The Asset Purchase entails several risks, including:

         o Upon completion of the Asset Purchase, we will assume Innovay's plan of operation, which may require substantial additional funds to fully implement. Innovay's management anticipates that after giving effect to the Asset Purchase, substantial additional funds may be required to implement its business plan. However, there can be no assurance that management will be successful in raising such additional capital.
         o Our current stockholders will be diluted by the shares issued as part of the Asset Purchase and may be diluted by future issuances of shares to satisfy our working capital needs. We are issuing 18,984,976 shares of our common stock to the shareholders in Innovay as part of the Asset Purchase. The above issuances, along with anticipated issuances to raise working capital, will reduce the percentage ownership of our current stockholders to 40% of the issued outstanding shares of our common stock.
         o The market price of our common stock may decline as a result of the Asset Purchase if the integration of our business and Innovay's business is unsuccessful.
         o The stockholders of Innovay will own approximately 60% of our common stock following completion of the Asset Purchase, which will severely limit the ability of other stockholders to influence corporate matters.
         o Innovay is a relatively new corporation. It has no operating history and there can be no assurance that its plan of operations will prove successful. Therefore, there can be no assurance that our following of Innovay's plan of operations will ever generate a profit or increase our value.
         o The manufacture and distribution of cosmetic and pharmaceutical products are very competitive activities. The success of such activity requires the expenditure of substantial funds on the development, marketing, and branding of such products. This is especially true with respect to new products and brands with which the public is not familiar. Often, the success of such activity is dependent upon public taste and its perception of the effects of such products on a short-term and long-term basis. Public taste may also change with the passage of time. Many of Innovay's competitors have established products and more funds available than Innovay or us. There can be no assurance that we will be able to compete effectively with more established brands or companies with greater capital resources.

                       RISKS RELATED TO INNOVAY'S BUSINESS

Risks related to owning our common stock:

Innovay will own approximately 60% of our outstanding common stock at the conclusion of the Asset Purchase, allowing Innovay to control matters requiring approval of our shareholders.

Innovay holds approximately 60% of our issued and outstanding shares of common stock following the conclusion of the Asset Purchase. Such concentrated control of us may adversely affect the price of our common stock. Innovay will control all matters requiring approval by our security holders, including the election of directors. It will also make it virtually impossible to have meaningful input with respect to corporate decisions. Such concentrated control may also make it difficult for our shareholders to receive a premium for their shares of our common stock in the event we merge with a third party or enter into different transactions which require shareholder approval. In addition, certain provisions of the Nevada Revised Statutes could have the effect of making it more difficult or more expensive for a third party to acquire, or of discouraging a third party from attempting to acquire, control of us in the future.

Because our common stock will be subject to the "penny stock" rules, the level of trading activity in our stock may be reduced, which may make it difficult for investors in its common stock to sell their shares.

Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks, like shares of our common stock, generally are equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on NASDAQ. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, broker-dealers who sell these securities to persons other than established customers and "accredited investors" must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security subject to the penny stock rules, and investors in our common stock may find it difficult to sell their shares.

  INTERESTS OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS IN THE
                                 ASSET PURCHASE

Some of the directors and executive officers of Innovay have interests in the Asset Purchase that are different from, or are in addition to, the interests of its shareholders. These interests include positions as directors or executive officers of Migami following the Asset Purchase, potential benefits under employment or benefit arrangements as a result of the Asset Purchase, and potential severance and other benefit payments in the event of termination of employment following the Asset Purchase. Mr. Park and Mr. Goldrod are expected to serve as our officers and directors after the completion of the Asset Purchase. On December 19, 2005, Innovay's directors, executive officers, and their affiliates owned approximately 100% of Innovay common stock entitled to vote on adoption of the Asset Purchase Agreement.

DIRECTORS AND SENIOR MANAGEMENT OF KLEENAIR SYSTEMS FOLLOWING THE ASSET PURCHASE

Following completion of the Asset Purchase, our current Board of Directors and officers will resign and a new Board of Directors will be designated by Innovay.

BOARD OF DIRECTORS
------------------
NAME                                        TITLE
John Park                                   Director
Dr. Young Suh, DDS, MS                      Director
Marty Goldrod                               Director
Natalie S. Lang                             Director

It is also anticipated that our new board of directors will appoint the following new officers:

OFFICERS
--------
NAME                                        TITLE
John Park                                   President, Chief Executive Officer,
                                               Chief Financial Officer
Marty Goldrod                               Secretary

The following is a brief biography of the anticipated new directors and officers.

JOHN PARK
John Park, age 39, has served as the president of Innovay since January, 2005. Prior to joining Innovay, from February 2003 to January, 2005, Mr. Park worked as Vice President of Mira Life Group, a cosmetic company, where he raised capital for market launch and distribution in Asia. From 1997 to February 2003, Mr. Park was the Chief Marketing Director of Paradigm Capital Management, a JK Park Fund. Previously, Mr. Park managed a large portfolio of funds investing in various different hedge funds. Throughout his career, Mr. Park has been involved in creating and bringing to the marketplace new technologies in the areas of cosmeceuticals and OTC drugs designed to promote a healthier life. Mr. Park holds a BS and MBA from Brigham Young University.

MARTY GOLDROD
Marty Goldrod, age 64, has recently joined Innovay. Prior to joining Innovay, Mr. Goldrod served as the President and CEO of Interactive Marketing Technology, Inc., a publicly traded corporation, specializing in the creation and development of infomercials. Mr. Goldrod previously served as President of his own record label, Allegiance Records, for ten years as well as having been at the senior executive level in the music industry. Mr. Goldrod majored in business administration at San Francisco State College.

DR. YOUNG SUH, DDS, MS
Young Suh, DDS, MS, age 45, is presently an Associate Professor in Advanced Periodontics and Implant Surgery Department as well as maintaining a private dental practice in Periodontics and Implant Surgery in Los Angeles. In addition to his well-established expertise, Dr. Suh's academic credentials provide him entry into the Asian pharmaceutical marketplace through his seminars, conferences and speaking engagements. Dr. Suh holds DDS and MS degrees from the Loma Linda Dental School at Loma Linda University.

NATALIE S. LANG
Natalie S. Lang, age 69, has been a business and management consultant for almost 40 years with an emphasis in organizational development, management processes, corporate structuring, and tactical planning. Ms. Lang was a vice-president and partner at Booz, Allen and Hamilton from 1966 through 1978, a Senior Vice President at Hill and Knowlton from 1978 through 1984, and the Executive Vice-President at Oryx Press from 1990 through 2001. From 1985 through 1989 and from 2001 through the present, Ms. Lang has served as an outside consultant to many large corporations and non-profit institutions. Ms. Lang is Sandy Lang's sister. Ms. Lang has taken many business administration courses at different colleges and universities including the University of Miami, DePaul University, and Northwestern University.

There is no family relationship between any of our current and proposed officers and directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with any of the proposed new officers or directors so enjoined.

Commencing upon the closing of the asset purchase agreement, Mr. Park will receive a salary of $140,000 per year and Mr. Goldrod will receive a salary of $60,000 per year. Directors will be reimbursed for any out-of-pocket expenses incurred in connection with attending meetings of the board of directors.

Currently, neither Mr. Simons nor Mr. Berriman receives a salary. However, from time to time, they were issued shares of stock as compensation. No shares were issued to them in 2005 or 2006.

                               REGULATORY APPROVAL

Except for the filing of this Information Statement and the mailing of a copy to all our shareholders and the filing of an amendment to our Articles of Incorporation with the Nevada Secretary of State, there is no federal or state regulatory requirement with which we must comply and there is no required federal or state approval.

                          REPORTS, OPINIONS APPRAISALS

No report, opinion, or appraisal materially relating to this transaction has been obtained by us.

                  PAST CONTACTS, TRANSACTIONS, OR NEGOTIATIONS

In August, 2005, we entered into a similar asset purchase agreement with Innovay and filed a 14C Information Statement. The 14C Information Statement was withdrawn in order to enable Innovay to obtain an audited financial statement and the August Asset Purchase Agreement was cancelled by the parties, after an Innovay audited financial was obtained, the parties renegotiated an Asset Purchase and executed a new Asset Purchase Agreement on December 22, 2005. The negotiations were between Mr. Park and Mr. Simons with the assistance of Mr. Smith. A copy is attached to this Information Statement as Exhibit "A." Except for the cancelled August, 2005, Asset Purchase Agreement, there has been no prior contacts, negotiations, or transactions between the parties.

There were almost no material changes between the original August, 2005, Asset Purchase Agreement and the PCL Option and the December 22, 2005, versions. The only material differences in the Asset Purchase Agreement are that the milestones required for Innovay to earn additional shares are described in greater detail and are more specific and that the shares are being issued to Innovay directly rather than to its shareholders. The only material differences in the Option are that the assets being transferred to KSNA are more specifically described, that the time for payment was decreased from 7 years to 5 years, and that the Option price was decreased from $3,600,000 to $1,800,000. The reason for the decrease in the Option price was the decrease in value of our shares during the period from August, 2005, to December, 2005.

All of our evaluations of the proposed transaction and the agreements were performed by Mr. Simons and Mr. Berriman who are, and at all times relevant hereto were, our sole officers and directors. In their capacity as directors, Mr. Simons and Mr. Berriman voted on all of the Board actions relating to this transaction. However, in connection with the Option, the change in price was negotiated with Mr. Park, who approved the revised price on behalf of Innovay. Mr. Simons is a principal of PCL which acquired the Option.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT IMMEDIATELY
                          FOLLOWING THE ASSET PURCHASE

We currently have 200,000,000 authorized shares of our common stock and 12,673,875 shares of common stock issued and outstanding. Pursuant to the terms of the Asset Purchase, we anticipate that 18,983,976 shares of common stock will be issued to Innovay, which will result in approximately 31,658,851 shares of common stock being issued and outstanding after giving effect to the Asset Purchase Agreement.

There are currently no issued and outstanding preferred shares and we do not anticipate that any will be issued as a result of the Asset Purchase Agreement.

   APPROVAL OF THE ASSET PURCHASE WILL RESULT IN A CHANGE IN CONTROL FROM OUR MANAGEMENT TO CONTROL BY INNOVAY'S MANAGEMENT AND THE ASSUMPTION OF INNOVAY'S
                          OPERATIONS AND LIABILITIES.

At the closing on the asset purchase, Innovay will hold approximately 60% of our issued and outstanding stock and will give Innovay control over us.

The following table sets forth certain information regarding the beneficial ownership of our common stock after giving effect to the Asset Purchase and the reverse split by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

====================== =================================== ================================ ======================
   TITLE OF CLASS               NAME AND ADDRESS                  AMOUNT AND NATURE           PERCENT OF CLASS
                              OF BENEFICIAL OWNER                OF BENEFICIAL OWNER
---------------------- ----------------------------------- -------------------------------- ----------------------
    Common Stock       Innovay, Inc.                                 18,988,877                      60%
                       3701 Wilshire Boulevard
                       Suite 506
                       Los Angeles, CA 90010
---------------------- ----------------------------------- -------------------------------- ----------------------
    Common Stock       Lionel Simons                                  2,241,737                     7.08%
                       36 Corniche Dr.
                       Dana Point, CA 92629
---------------------- ----------------------------------- -------------------------------- ----------------------
    Common Stock       Jubilee Investment Trust PLC                   2,005,200                     6.34%
                       1 Great Cumberland Place
                       London WiH7ZL
---------------------- ----------------------------------- -------------------------------- ----------------------
    Common Stock       Langley Park Investment                        2,000,000                     6.32%
                       Trust PLC
                       30 Farrington St.
                       London EC4A4HJ
---------------------- ----------------------------------- -------------------------------- ----------------------
    Common Stock       All officers and directors as a        no shares directly owned               0%
                       group*
====================== =================================== ================================ ======================


*Mr. Simons and Mr. Berriman are currently officers and directors of Migami, Inc., and KSNA. They will hold 2,769,146 shares of our common stock after the closing. This will be approximately 8.75% of our issued and outstanding stock. However, PCL intends to exercise its Option to purchase KSNA at the closing and they are resigning as our officers and directors of Migami at the closing. Thus, they will not be Migami officers or directors after the closing and their shares are not being included herein.

Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and generally includes voting or investment power with respect to securities. Except as subject to community property laws, where applicable, each person named above has sole voting and investment power with respect to all shares of Migami common stock shown as beneficially owned by him.

    INTERESTS OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS OF
                          INNOVAY IN THE ASSET PURCHASE

Some of the directors and executive officers of Innovay have interests in the Asset Purchase that are different from, or are in addition to, the interests of their shareholders. These interests include positions as our directors or executive officers following the Asset Purchase. On December 19, 2005, Innovay's directors, executive officers and their affiliates owned approximately 100% of the issued and outstanding Innovay common stock entitled to vote on adoption of the Asset Purchase Agreement.

               ANTICIPATED OPERATIONS FOLLOWING THE ASSET PURCHASE

                        DESCRIPTION OF INNOVAY'S BUSINESS

Innovay, Inc. ("Innovay"), is a California corporation which was formed on November 23, 2004. The Company's main focus is to acquire licensing rights for pharmaceutical and cosmetic products and technologies from United States and Europe to be sublicensed in Asia. The Company's strategy is to build a strong portfolio of licensed technologies and products through alliances with North American and European pharmaceutical and cosmetics firms, while building a strong distribution channel by partnering with Asian pharmaceutical companies.

                            THE PHARMACEUTICAL MARKET

Historically, pharmaceutical drugs have been developed in the US and Europe and have been exported to Asia and other third world countries. Asian pharmaceutical companies have generally not invested significant money in Research and Development activities and have instead elected to use intermediaries as a source for new products. Therefore, there is a significant opportunity for Innovay to fill that demand for new products in Asia through licensing rights and sublicenses. Innovay's priority is to identify drug delivery systems and drugs that are currently unavailable in Asian countries, buy the licensing rights to such delivery systems and drugs, and then sublicense such rights in Asia. Due to the population growth in Asia, Innovay believes that there will be strong, continuous growth in the Asian pharmaceutical market.

Recent IMS Health forecasts predict global pharmaceutical market growth of 6-7% (at a constant US dollar rate) in 2006, to a total size of $640-650 billion. IMS states several factors that drive this performance. A few of them being anticipated patent loss, a generic introduction for six new products, and continued local government efforts to reduce drug expenditures and manage patient access to branded pharmaceuticals. The Chinese pharmaceutical market is anticipated to increase in significance due to a strong economic performance and continued implementation of the national reimbursement drug list will counter price cuts and tighter cost-containment measures to drive robust growth of 17-18%. The Japanese market, which is the world's second largest after the United States, is feeling the impact of restrictive National Health Insurance reimbursement listings and biennial price cuts, will experience a downturn in 2006 with forecasts showing 0-1% growth.

                              THE COSMETICS MARKET

Men and women are searching for the ultimate "fountain of youth" to improve their look and at the same time, to "turn back the clock." Innovay believes that there are three compelling forces that influence this market, which are fitness, nutrition, and skin care. Products that were once reserved for professional spas, salons, dermatologists or plastic surgeons are no

According to the latest statistics, worldwide cosmetics sales are about $28.7 billion. Japan occupies 20% of the total world market with sales of $5.7 billion, followed by the US's 19% with sales of $5.4 billion. Europe leads with 31% of worldwide sales and China is steadily increasing with sales of $1.5 billion, capturing 5.5% of the global cosmetics market. The market size in Asia is growing with Japan being the 2nd largest to the United States and Korea as the 13th. The following chart summarizes the Asian cosmetics market in 2004:

------------------------------------------- ------------------------------------
Country                                     Dollar Sales
------------------------------------------- ------------------------------------
Japan                                       58 billion
------------------------------------------- ------------------------------------
China                                       9.5 billion
------------------------------------------- ------------------------------------
South Korea                                 7.5 billion
------------------------------------------- ------------------------------------
Taiwan                                      2.7 billion
------------------------------------------- ------------------------------------
Philippines                                 1.4 billion
------------------------------------------- ------------------------------------
Singapore                                   290 million
------------------------------------------- ------------------------------------

Innovay believes that the Asian market is ripe for expansion and that sublicensing cosmetic products to Asian manufacturers should allow it to participate in this expansion.

                            SUMMARY OF PRODUCT LINES

Innovay has obtained licensing rights in Asia, and offers for sale, the products listed below.

In the United States, none of Innovay's products require US Federal Drug Administration approval except for COZ002, which is currently in FDA Phase 2 testing. However, Innovay's pharmaceutical products require the approval of comparable administrative agencies in each Asian country in which the product is to be sold. Although the specific approval process varies from country to country, they do follow similar general procedures, which are as follows:

1. Preclinical tests must be successfully completed.

2. Clinical studies must be successfully completed in several phases.

3. As soon as all the clinical studies have been successfully completed, an application must be filed with the agency. All the studies must be filed with the application.

4. With respect to cosmetic products, an ingredient list, Manufacturer Safety Data Sheet, manufacturing process, packaging, and free sale certificate (State of California Export Authorization) must also be attached to the application.

To date, Innovay's cosmetic products have been submitted to the applicable administration agency in China, Korea and Japan. The wrinkle remover has been approved in South Korea and Japan. However, none of the pharmaceutical products have been submitted for approval.

                             PHARMACEUTICAL PRODUCTS

                                   TECHNOLOGY

                            BI-LAYER FILM TECHNOLOGY

Innovay acquired the license rights for all of Asia for Bi-Layer Film Technology. This technology enables the company to deliver an active drug in a thin film strip. For example, this technology was used in the successful development of Chloraseptic Sore Throat Relief Strips in June 2003. Research is being conducted in the development and formulation of thin films for all types of medicinal treatments. These applications encompass allergies, pain, cough and cold, insomnia, intestinal disorders, electrolyte replacement, motion sickness, sexual and animal health.

                          NASAL GEL DELIVERY TECHNOLOGY

Innovay has acquired the license rights for Japan, China, and Korea for Nasal Gel Delivery Technology, which is known as a Nasal Transmucosal delivery system. This technology enables the user to deliver an active drug in a viscous gel to systemic circulation through the nasal membrane.

                      ORAL TIME-CONTROLLED DELIVERY SYSTEM

Innovay is in the process of developing an oral time-controlled delivery system in China. When developed, Innovay anticipates that this system will allow the delivery of the active ingredients in oral medications to be delivered to the taker on a timed controlled-release basis. However, this delivery system is not completed and there can be no assurance that it will be completed in the foreseeable future.

                                  ETHICAL DRUGS

COZ002s
Innovay acquired rights to several peptide molecules related to alpha-melanocyte-stimulating hormone (the "Peptide") to treat infection and inflammation of the vagina associated with a variety of diseases and conditions. The drug is patented, and is waiting for FDA approval. Currently, the drug has finished the Part A of the second phase of the FDA process and Innovay anticipates that it will complete Part B of the second phase sometime during 2006.

                                  OTC PRODUCTS

SUPPRESS(R) COUGH STRIPS delivers fast, proven cough suppressants in the increasingly popular, melt-on-the-tongue form, allowing for easy and accurate administration of the medicine.

OPTIZEN lubricant eye drops provide instant relief from Computer Vision Syndrome
(CVS) symptoms, including eye dryness, burning and irritation.

ELECTROLYTE STRIPS are scientifically-formulated film strips that contain key electrolytes, such as sodium and potassium. For example, everyone is familiar with Gatorade, the most common sports drinks that replenishes the body's electrolytes.

                                COSMETIC PRODUCTS

Liposome Technology

Liposome Technology provides a method for the delivery of the active ingredients in cosmetic products which penetrates the skin. Such delivery may be affected orally, topically, or transmucosally.

                                    COSMETICS

WRINKLE REMOVER The wrinkle remover tightens the skin around the eyes, smoothing out unsightly fine wrinkles in five minutes. The effects are very beneficial to the appearance and last up to twelve hours. In addition, everyday use of the wrinkle remover has long term appearance benefits as well. To date, all Innovay sales have been of this product.

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ANTI-AGING CREAM The anti-aging serum helps reverse the skin cells' aging process. Immediately after applying to the skin, the serum enters the skin cell's mitochondria, increases cellular respiration and ATP production thus, allowing the cells to function at a younger level.

DARK CIRCLE REMOVER Free of irritants and irritating ingredients, the dark circle remover effectively enhances one's natural ability to prevent dehydration of skin, and refines the eye areas, and restores the skin's elasticity and brightness.

WHITENING PRODUCT The whitening product removes free radicals, protects collagen and liposome from damage caused by free radicals, and hence reduces the harmful effects to human skin.

                                CURRENT CAPACITY

Based upon past and present relationships, Innovay is in the unique position to receive favored treatment in the manufacture of its products all of which are purchased from contract manufacturers. Without regard as to whether it is an initial order or a reorder, Innovay can expect to receive finished goods within 45 to 60 days from the date that the purchase order is submitted. All artwork is provided by our various licensees. Based upon projections provided by our licensees, capacity is not a problem in the foreseeable future. Raw materials essential to our business are purchased worldwide in the ordinary course of business from numerous suppliers. In general, these materials are available from multiple sources. No serious shortages or delays are expected.

                                BUSINESS STRATEGY

Innovay's strategy is to identify industry partners who have the ability to distribute products in Asia. Once strategic alliances are identified, Innovay will sublicense products to them and they in turn, will market and distribute the product in their respective markets. It is also Innovay's intent to have each such industry partners arrange to obtain the necessary governmental approvals for such pharmaceutical products in that country. In some cases, the industry partners may be able to use Innovay delivery systems in connection with existing pharmaceutical products which have received prior approval.

Innovay has entered into a 5 year agreement with Beijing Xian Ji Xun Da Technology and Development Company, Ltd. ("BXJ"), under which BXJ is to act as Innovay's agent to obtain distribution arrangements for Innovay with various large Asian pharmaceutical wholesale and retail distributors. BXJ's initial target is TongRenTang Group ("TRTG"), a large Chinese conglomerate with a strong retail pharmaceutical distribution network for the Pacific Rim. TRTG's roots go back more than 300 years. TRTG's products are offered for sale in more than 50 countries and it has established overseas distribution branches in Hong Kong, South Korea, Malaysia, Australia, and the United Kingdom. BXJ is in the process of negotiating a joint manufacturing and retail distribution arrangement between TRTG and Innovay in China for Innovay's pharmaceutical products and drug delivery systems. Under the arrangement being negotiated, TRTG and Innovay would also establish joint research and development facilities in China. However, there is no final agreement with TRTG and there can be no assurance that a final agreement will be worked out.

At the current time, BXJ is also collaborating with Dr. Charles Hensley of Innovay upon the development of an Oral Time-Controlled Delivery System in China.

Many of Innovay's drugs and drug delivery systems require approval by the respective country's' Food and Drug Administration. Innovay currently has a non-binding letter of intent with a pharmaceutical distribution company in South Korea. The potential South Korean sublicensee is currently working on obtaining such administrative approval in South Korea and as soon as such approval is obtained, Innovay will attempt to negotiate, and enter into, a formal sublicense agreement with such potential sublicesee. However, there is no binding agreement as to the terms of such anticipated sublicense. Innovay is currently seeking suitable industry partners for the distribution of its pharmaceutical products in Japan.

Innovay's cosmetics products are currently being distributed in South Korea and Japan. Innovay is currently seeking a suitable industry partner to distribute its cosmetics products in China.

                                  CURRENT SALES

To date, the only product which has been sold is the wrinkle remover and all Innovay revenue to date has come from the sale of the wrinkle remover. Innovay has signed two contracts for South Korea and Japan. Innovay currently is manufacturing the order for 25,000 units to Korea and Japan of its wrinkle cream product which totals $560,000.00 in sales. Innovay anticipates receiving the payment in approximately 30 days. The orders are not cancellable. Customers are reviewing Innovay's other products and Innovay anticipates that it will receive additional orders for the products within the next 60 days. Letters of Credit are provided before beginning any part of the manufacturing process so that payment is guaranteed.

                                   COMPETITION

Competition is intense in Innovay's business and includes many large and small competitors with substantially greater resources. The company's business is also subject to risk of governmental action and procedures in the countries in which we have licensing agreements. The principal means of competition vary among product categories and business groups. However, Innovay believes that the efficacy, safety, patients' and customer's ease of use, and the cost effectiveness of Innovay's products are important factors for success. We believe our long-term competitive position depends upon our success in discovering and licensing innovative, cost-effective new products. However, there can be no assurance that after we acquire Innovay's business, we will be able to compete successfully.

                              GOVERNMENT REGULATION

Innovay's activities are subject to various governmental laws and regulations concerning business activities generally. The distribution of many of the Innovay's products require approval of the applicable national regulatory agency in the country in which Innovay will seek to have the products distributed. Innovay believes it is, and that it will continue to be, in compliance with all applicable United States and foreign laws and regulations.

                            RESEARCH AND DEVELOPMENT

Innovay is conducting research and development in China on a time-controlled release delivery system. Innovay is not currently conducting any other research and development activities. Innovay does not anticipate conducting such activities in the near future except that there are currently ongoing negotiations in China with TRTG to engage in joint research and development on a very limited basis. However, there can be no assurance that such an agreement will be reached.

                             EXECUTIVE COMPENSATION

Currently, Innovay has two executives. John Park, Innovay's president does not receive a salary. Marty Goldrod, Innovay's secretary receives a salary of $60,000 per year.

                                    EMPLOYEES

As of May 1, 2006, Innovay employs 4 full-time employees. Innovay believes that its relationship with its employee is good. Innovay is not a party to any collective bargaining agreements.

Innovay employs Mr. Park as its President and Chief Financial Officer, Mr. Goldrod as its Secretary, Charles Hensley as its Chief Scientific Officer, and a receptionist. All 4 Innovay employees will be employed by us after the asset purchase is completed.

Dr. Charles Hensley joined Innovay in January, 2006, as its Chief Scientific Officer. Dr. Hensley is in charge of Innovay's evaluation of various drugs and drug delivery technologies. He has developed Innovay's Lipsome technology and in Innovay's participation in the development of a time-controlled drug delivery system with BXJ in China. Dr. Hensley also serves as the Board Chairman and Chief Executive Officer of PRB Pharmaceuticals. Previously, he served as the president of ZenGen, Chief of Research and Scientific Affairs at GelTech, LLC, where he developed Ziacam(R), an over-the-counter cold remedy, and Board Chairman of BioDelivery Technologies, Inc. (which was acquired by ZenGen). Dr. Hensley has more than 15 years experience in the pharmaceutical industry. Dr. Hensley received a BS in Zoology from the University of Oklahoma and a PhD in Physiology and Biophysics from the University of Southern California. Dr. Hensley also held a postdoctoral fellowship at the University of Southern California.

                                   FACILITIES

Innovay's administrative offices are located at 3701 Wilshire Boulevard, Suite 506, Los Angeles, California 90010. These facilities measure approximately 1300 square feet. Innovay believes its office space is adequate for its purposes for the next six to twelve months.

                                LEGAL PROCEEDINGS

Innovay is not a party to any pending legal proceedings and it is aware of no threatened legal proceedings.

    ANTICIPATED LIQUIDITY AND CAPITAL RESOURCES FOLLOWING THE ASSET PURCHASE

We will acquire Innovay's assets and liabilities following the transaction.

Innovay's management anticipates that after giving effect to the Asset Purchase, substantial additional capital may be required to implement its business plan. To date, Innovay has raised limited amounts from its affiliates in private placements. Innovay believes that it should be able to raise substantial additional funds through a public company vehicle. However, there can be no assurance that after the Asset Purchase, management appointed by Innovay will be successful in raising such additional funds. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of our stockholders will be reduced, stockholders may experience additional dilution and such securities may have rights, preferences and privileges senior to those of our common stock. There can be no assurance that additional financing will be available on terms favorable to us or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to fund expansion, take advantage of unanticipated acquisition opportunities, develop or enhance services or products, respond to competitive pressures, or successfully carry out our anticipated plan of operations. Such inability could harm our business, results of operations, and financial condition.

                WHAT WE NEED TO DO TO COMPLETE THE ASSET PURCHASE

Migami, Inc., and Innovay will complete the Asset Purchase only if the conditions set forth in the Asset Purchase Agreement are satisfied or, in some cases, waived. These conditions include:

         o the approval and adoption of the Asset Purchase Agreement by the requisite vote of our stockholders and Innovay. The approvals of our shareholders and of Innovay's shareholders have already been obtained;
         o no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States court or Governmental Entity which prohibits, restrains, enjoins or restricts the consummation of the Asset Purchase;
         o    accuracy of each company's representations and warranties;
         o performance by each company of its obligations under the Asset Purchase Agreement; and
         o the passage of 20 days from the mailing of this Information Statement to all of our stockholders as of the record date.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some statements in this Information Statement contain certain "forward-looking" statements of management of Innovay and of us. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as "may," "shall," "could," "expect," "estimate," "anticipate," "predict," "probable," "possible," "should," "continue," or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

                         FINANCIAL AND OTHER INFORMATION

                    MIGAMI, INC. AUDITED FINANCIAL STATEMENTS

Our audited financial statements for the year ended December 31, 2005 are contained in our Annual Report on Form 10-KSB for the year ended December 31, 2005 which is included in this Information Statement as Exhibit "D." You are encouraged to review the financial statements, related notes and other information included elsewhere in Exhibit "D.".

                      INNOVAY AUDITED FINANCIAL STATEMENTS

The balance sheet of Innovay, Inc. as of October 31, 2005, and the related statements of operations, stockholders' deficit, and cash flows for the period from November 23, 2004 (inception) to October 31, 2005. were audited by Kabani & Company, Inc., and are attached to this Information Statement as Exhibit "E".

                          SUMMARY FINANCIAL INFORMATION

We are providing above financial and other information for your use in connection with your evaluation of the asset purchase and related transactions described in this 14C Information Statement. It does not necessarily represent or indicate what the financial position and results of operations of Migami will be once the Asset Purchase is concluded.

The following gives a summary of the selected financial data from our financial statements for year ended December 31, 2005 and the year ended December 31, 2004.

Income Statement                      Migami, Inc.        KleenAir Systems, Inc.
                                      Year ending              Year ending
                                   December 31, 2005       December 31, 2004

Income From Operations                  $112,976                $151,940
Gross Profit (Operating Loss)            $68,927                $113,788
Net Loss                               $(917,628)            $(1,567,396)
Net Loss Per Share                        $(0.02)                 $(0.03)

Balance Sheet                      December 31, 2005       December 31, 2004

Total Assets                          $1,549,526               $2,034,760
Total Liabilities                       $697,246                 $593,765
Shareholders' Equity (Deficit)          $852,280               $1,440,995



The following gives a summary of the Innovay audited balance sheet data for the period from November 23, 2004 (inception) to October 31, 2005.

      Income Statement                                    Innovay
                                                       Period from
                                                   November 23, 2004
                                                  to October 31, 2005

      Income                                                $0.00
      Net Loss                                          $(243,655)
      Comprehensive Loss                                $(296,870)
      Net Loss Per Share                                   $(7.04)


      Balance Sheet

      Total Assets                                     $3,972,253
      Total Liabilities                                $3,667,623
      Shareholders' Equity                               $340,630

This information for Migami is only a summary. You should review the actual December 31, 2004 and December 31, 2005, financial statements.

                           ACCOUNTING FOR TRANSACTION

In accordance with the requirements of the Statement of Financial Accounting Standards No. 141, we will account for our acquisition of Innovay's assets and liabilities as a reverse acquisition of us by Innovay since the business combination is being effected through the distribution of assets by Innovay to us. In general terms, we will value the acquisition at the fair value of the net assets and liabilities being acquired. Thus, our cost of the acquisition will be the fair value of the net assets which we receive. The accounting for the transaction shall be performed using the "purchase method." Under the "purchase method," the value of the transaction to us would be $304,630, which is the fair value of the net assets and liabilities being acquired by us.

Pro Forma Financial Statements for Migami as of the Acquisition (assuming that the acquisition closed as of March 31, 2006) follow:

                                     ASSETS

Current Assets

Cash and cash equivalents                                     $   175,000

Accounts Receivable
         South Korea                                          $   177,000
         Japan                                                $   265,900

Marketable Securities                                         $   500,000

         Total Current Assets                                 $ 2,742,900

Equipment                                                     $     1,596

Deposits                                                      $    15,000

Intangible Assets, Net                                        $ 3,430,327*

Note Receivable                                               $ 1,800,000**

                                                              -----------
                  Total Assets                                $ 6,189,823
                                                              -----------

                      LIABILITIES AND SHAREHOLDER EQUITIES

Current Liabilities

Accrued expenses and liabilities                              $   110,725

Loan From Shareholder                                         $    19,208

Notes Payable - Current                                       $ 2,869,564***

    Total Current Liabilities:                                $ 2,999,497

Long Term Liabilities

Note Payable - Shareholder                                    $   587,161
                                                              -----------
    Total Liabilities                                         $ 3,567,450
                                                              -----------

Stockholders' Equity

Common Stock, $0.001 par value (200,000,000
  Shares authorized, 31, 658,851 shares outstanding)          $    31,659

Additional Paid-in Capital                                    $         0

Deficit accumulated during development stage                  $         0

Retained Earnings                                             $ 2,571,506
                                                              -----------
    Total Stockholders' Equity                                $ 2,603,165
                                                              -----------

    Total Liabilities and Stockholders' Equity                $ 6,364,823
                                                              -----------


* This is the net value (based on cost) of the ZenGen License, the InnoZen License, and Innovay's cosmetics formulations.

** This is the PCL Note which is payable over 5 years from the date of closing.

*** This includes amounts due on the ZenGen and InnoZen licenses.

                             ADDITIONAL INFORMATION

Requests for additional information should be addressed to Lionel Simons, President, Migami, Inc., 27121 Aliso Creek Road, Suite 120, Aliso Viejo, California 92656. Documents filed by Migami pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).

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

                               DISSENTERS' RIGHTS

As an owner of our common stock, you have the right to dissent from this Asset Purchase and obtain cash payment for the "fair value" of your shares, as determined in accordance with the Nevada Revised Statutes ("NRS"). Below is a description of the steps you must take if you wish to exercise your dissenters' rights with respect to the Asset Purchase under NRS Sections 92A.300 to 92A.500, the Nevada dissenters' rights statute. The text of the statute is set forth in Exhibit "C." This description is not intended to be complete. If you are considering exercising your dissenters' rights, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters' rights. Failure to take any one of the required steps may result in termination of your dissenters' rights under Nevada law. If you are considering dissenting, you should consult with your own legal advisor.

To exercise your right to dissent, you must:

o before the effective date of the Asset Purchase, deliver written notice to us at KleenAir Systems, Inc., 27121 Aliso Creek Road, Suite 120, Aliso Viejo, California 92656 Attn: Corporate Secretary, stating that you intend to demand payment for your shares if the Asset Purchase is completed; and

o not vote your shares in favor of the Asset Purchase, either by proxy or in person. Since there is no opportunity for you to vote, we are not taking the position that your failure to vote against the asset purchase waives your dissenters' rights.

If you satisfy those conditions and the asset purchase is consummated, we will send you a written dissenter's notice within 10 days after the Asset Purchase is effective. This dissenter's notice will:

o specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;
o inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;
o supply a form of payment demand that includes the date the Asset Purchase was first publicly announced or announced to the shareholders and the date by which you must have acquired beneficial ownership of your shares in order to dissent;
o set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date that your dissenters' notice is delivered; and
o    provide you with a copy of Nevada's dissenters' rights statute.

After you have received a dissenter's notice, if you still wish to exercise your dissenters' rights, you must:

o demand payment either through the delivery of the payment demand form to be provided or other comparable means;
o certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter's notice; and
o deposit your certificates, if any, in accordance with the terms of the dissenter's notice.

Failure to demand payment in the proper form or to deposit your certificates as described in the dissenter's notice will terminate your right to receive payment for your shares pursuant to Nevada's dissenters' rights statute. Your rights as a stockholder will continue until those rights are terminated or modified by the completion of the Asset Purchase.

Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Asset Purchase until the date of payment). The payment will be accompanied by:

o our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders' equity for that year, and the latest available interim financial statements, if any;
o a statement of our estimate of the fair value of your shares, an explanation of how we estimated the fair value of the shares, and an explanation how the interest was calculated; information regarding your right to challenge the estimated fair value; and
o    a copy of Nevada's dissenters' rights statute.

We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter's notice. If we withhold payment, after the consummation of the Asset Purchase, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights to demand payment under NRS Section 92A.480.

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

If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and ours. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge our calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest. If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded by you for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

o the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or
o the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

We will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs may be equitably assessed by the Court. Attorney fees and expert fees will be assessed as the Court considers equitable.

Failure to follow the steps required by NRS Sections 92A.400 through 92A.480 for perfecting dissenters' rights may result in the loss of such rights. If you fail to perfect your Dissenters' Rights, you will not be entitled to receive the consideration receivable with respect to such shares from the exercise of your Dissenters' rights. In view of the complexity of the provisions of Nevada's dissenters' rights statute, you should consult your own legal advisor if you are considering objecting to the Asset Purchase.



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